-12-
                               -7-
                                                    Exhibit 10.10

                      Employment Agreement

     This Agreement is made and entered into as of the 1st day of September, 1996, by and between Littelfuse, Inc., a Delaware corporation (hereinafter referred to as the OCompanyO), and Howard B. Witt (hereinafter referred to as the OExecutiveO);


                           Witnesseth:

     Whereas, the Company desires to retain the services of the Executive in the capacities herein set forth and the Executive desires to be employed by the Company in such capacities;

     Now, Therefore, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

      1. Employment. The Company hereby employs the Executive and the Executive hereby accepts employment with the Company upon the terms and conditions hereinafter set forth.

       2. Term. Subject to the provisions for earlier termination hereinafter set forth, the term of employment hereunder shall commence on the date hereof and end on the day preceding the fifth anniversary of the date hereof (hereinafter said five-year period is referred to as the OEmployment PeriodO).

      3.    Compensation.   The  Company agrees  to  provide  the
Executive with the following compensation for all services rendered by the Executive under this Agreement:

        3.1. Salary. During the Employment Period, the Company shall pay to the Executive an annual salary of no less than Three Hundred Ten Thousand Dollars ($310,000), payable monthly. Commencing with calendar year 1997, the Board of
     Directors of the Company (or the Compensation Committee of the Board of Directors of the Company) shall review the compensation payable to the Executive at least once each calendar year during the Employment Period.

         3.2. Bonus. During the Employment Period, the Company shall pay to the Executive such bonuses as the Board of Directors of the Company may from time to time determine based upon the evaluation of the ExecutiveOs performance by the Board of Directors of the Company.

         3.3. Other Benefits. To the extent that the Executive is otherwise eligible to participate therein, during the Employment Period the Executive shall be entitled to participate in and receive the benefits of any and all stock option, pension, retirement, vacation, profit sharing, health, disability, insurance and other benefit plans, programs and policies, if any, which may be maintained by the Company from time to time during the term hereof, including, without limitation, any supplemental executive retirement plan and executive loan program.

      4. Duties. The Executive shall, subject to election and removal by the Board of Directors of the Company in its sole discretion, serve as Chairman, President and Chief Executive Officer of the Company. As such, the ExecutiveOs duties and responsibilities shall include, but shall not be limited to:

           (i)     Primary  responsibility  for  the   day-to-day
     management of the Company;

         (ii) Primary responsibility for ensuring that all orders and resolutions of the Board of Directors of the Company are implemented;

        (iii) Primary responsibility for reporting to the Board of Directors of the Company respecting the activities of the Company; and

          (iv)    Primary  responsibility  for  supervising   the
     executive management of the Company.

The Executive shall also be responsible for the performance of such other duties and responsibilities as may be prescribed from time to time by the Board of Directors of the Company.

      5. Extent of Service. During the Employment Period, the Executive agrees to devote reasonable attention and time to the business and affairs of the Company and its subsidiaries and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the ExecutiveOs reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (i)Eserve on corporate, civic or charitable boards or committees, (ii)Edeliver lectures, fulfill speaking engagements or teach at educational institutions, and (iii)Emanage personal investments, so long as such activities do not significantly interfere with the performance of the ExecutiveOs responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the date hereof, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) during the Employment Period shall not thereafter be deemed to interfere with the performance of the ExecutiveOs responsibilities to the Company.

      6. Working Facilities. The Executive shall be furnished with office space, furnishings, secretarial assistance and such other facilities and services as the Board of Directors of the Company shall decide are reasonably necessary for the performance of the ExecutiveOs duties. The Company agrees that the Executive shall not be required to relocate to an office further than 20 miles from the CompanyOs Des Plaines, Illinois facility without the ExecutiveOs prior written consent.

     7. Expenses. The Company will reimburse the Executive for such reasonable business expenses which are incurred by the Executive in promoting the business of the Company and its subsidiaries upon the presentation by the Executive from time to time (and at least monthly) of an itemized account of such expenditures containing such detail as may be required by the Board of Directors of the Company.

     8.   Termination of Employment.

         8.1. Disability. If the Board of Directors of the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), the Board of Directors of the Company may give written notice to the Executive of its intention to terminate the ExecutiveOs employment. In such event, the ExecutiveOs employment with the Company shall terminate effective on the 30th day after delivery of such notice to the Executive (the ODisability Effective DateO), provided that, within the 30 days after such delivery, the Executive shall not have returned to full-time performance of the ExecutiveOs duties. For purposes of this Agreement, ODisabilityO shall mean the absence of the Executive from the ExecutiveOs duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the ExecutiveOs legal representative.

         8.2.   Cause.  The Company may terminate the ExecutiveOs
     employment  during  the Employment Period  for  Cause.   For
     purposes of this Agreement, OCauseO shall mean:

               (i)    the  willful and continued failure  of  the
          Executive to perform substantially the ExecutiveOs duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board of Directors of the Company which specifically identifies the manner in which the Board of Directors of the Company believes that the Executive has not substantially performed the ExecutiveOs duties and such failure is not cured within sixty (60) calendar days after receipt of such written demand; or

              (ii) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

     For purposes of this provision, any act or failure to act on the part of the Executive in violation or contravention of any order, resolution or directive of the Board of Directors of the Company shall be considered OwillfulO unless such order, resolution or directive is illegal or in violation of the certificate of incorporation or by-laws of the Company; provided, however, that no other act or failure to act on the part of the Executive shall be considered Owillful,O unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the ExecutiveOs action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board of Directors of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors of the
     Company at a meeting of the Board of Directors of the Company called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board of Directors of the Company), finding that, in the good faith opinion of the Board of Directors of the Company, the Executive is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

         8.3. Good Reason. The ExecutiveOs employment may be terminated by the Executive for Good Reason. For purposes of this Agreement, OGood ReasonO shall mean:

               (i) the Executive is not elected, or is removed, as the Chairman, President or Chief Executive Officer of the Company;

              (ii)   the assignment by the Board of Directors  of
          the Company to the Executive of any duties inconsistent in any respect with the ExecutiveOs position, authority, duties or responsibilities as contemplated by SectionE4 hereof, or any other action by the Board of Directors of the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Board of Directors of the Company promptly after receipt of notice thereof given by the Executive;

            (iii) any failure by the Company to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; or

              (iv)     any purported termination by the Board  of
          Directors  of the Company of the ExecutiveOs employment
          otherwise   than   as  expressly  permitted   by   this
          Agreement.

         8.4. Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with SectionE12.8 hereof. For purposes of this Agreement, a ONotice of TerminationO means a written notice which (i)Eindicates the specific termination provision in this Agreement relied upon, (ii)Eto the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the ExecutiveOs employment under the provision so indicated and (iii)Eif the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the ExecutiveOs or the CompanyOs rights hereunder.

         8.5. Date of Termination. As used in this Agreement, ODate of TerminationO means (i)Eif the ExecutiveOs employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of delivery of the Notice of Termination or any later date specified therein, as the case may be, (ii)Eif the ExecutiveOs employment is terminated by the Company other than for Cause or
     Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii)Eif the ExecutiveOs employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

     9.   Obligations of the Company upon Termination.

        9.1. Good Reason; Other Than for Cause. If, during the Employment Period, the Company shall terminate the ExecutiveOs employment other than for Cause or Disability or the Executive shall terminate his employment for Good Reason, such termination shall constitute a breach of contract by the Company and during the period commencing on the date of such termination and ending on the fifth anniversary of the date hereof the Company shall, subject to the provisions of SectionE9.2 hereof: (i) continue to pay the Executive the salary provided in Section 3.1 hereof, payable monthly, at the same annual level as was payable to the Executive immediately prior to such termination; (ii) continue to provide the Employee with all of the benefits described in Section 3.3 hereof at the same levels as were provided to the Executive prior to such termination (except that no further stock options shall be granted); (iii) pay to the Executive a bonus on each anniversary of the date the most recent bonus was paid to the Executive prior to such termination in an amount equal to the average amount of the bonuses paid to the Executive in the three calendar years preceding the calendar year wherein such termination occurs;
     (iv) continue to make contributions on behalf of the Executive to all pension, retirement, supplemental executive retirement and other plans and programs maintained by the Company and in which the Executive participated prior to such termination equal to the amount of the largest contribution with respect to each such plan or program which the Company contributed on behalf of the Executive during any of the three calendar years preceding the calendar year wherein such termination occurs; (v) amend any documents which govern any unexercised stock options which were held by the Executive immediately prior to the termination of his employment to provide that all such unexercised stock options, to the extent not then exercisable, shall become immediately exercisable and not forfeited as a result of said termination of employment, and that all such unexercised stock options shall continue to be exercisable by the Executive during the period of time from the date of such termination of employment to and including the 90th day after the fifth anniversary of the date hereof; and (vi) be liable to the Executive for any and all other damages sustained by the Executive as a result of any such breach of contract.

          9.2. Mitigation of Damages. If the ExecutiveOs employment is terminated pursuant to Section 9.1 hereof, the Executive shall have the duty to use his reasonable efforts to mitigate his damages by seeking employment comparable to his employment with the Company with respect to position, compensation and geographic location.

          9.3. Death. If the ExecutiveOs employment is terminated by reason of the ExecutiveOs death during the Employment Period, this Agreement shall terminate without further obligations by the Company to the ExecutiveOs legal representatives under this Agreement other than for payment of the compensation set forth under SectionE3 hereof accrued up to the date of the ExecutiveOs death.

         9.4. Disability. If the ExecutiveOs employment is terminated by reason of the ExecutiveOs Disability during the Employment Period, this Agreement shall terminate without further obligations by the Company to the Executive under this Agreement other than for payment of the compensation set forth in SectionE3 hereof accrued up to the Date of Termination.

         9.5. Cause; Other than for Good Reason. If the ExecutiveOs employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations of the Company to the Executive under this Agreement other than the payment of the compensation set forth in SectionE3 hereof accrued up to the Date of Termination. If the Executive voluntarily terminates his employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations of the Company to the Executive under this Agreement other than the payment of the compensation set forth in SectionE3 hereof accrued up to the Date of Termination.

     10. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the ExecutiveOs continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement, except as explicitly modified by this Agreement.

    11.   Restrictive Covenants.

        11.1. During the period that the Executive is employed by the Company and, unless the Executive terminates his employment  for  Good Reason or the Company  terminates  his employment other than for Cause, for a period of two (2) years after the Date of Termination, if said Date of Termination occurs prior to the expiration of the fifth anniversary of the date hereof, or for a period of one (1) year after the Date of Termination, if said Date of Termination occurs on or after the fifth anniversary of the date hereof (hereinafter said two-year or one-year period, whichever becomes applicable, is referred to as the ORestrictive PeriodO), the Executive agrees that the Executive will not (i) own or have any interest, directly or indirectly, in, or act as an officer, director, employee, consultant, agent or representative of, or assist in any way or in any capacity, any Competitor (as such term is hereinafter defined); or (ii) directly or indirectly entice, induce or in any manner influence any person who is, or shall be, in the service of the Company or any of its Affiliates (as such term is hereinafter defined) to leave such service for the purpose of owning or having any interest, directly or indirectly, in, or being employed by or associated with any Competitor. Notwithstanding the foregoing, the Executive may beneficially own up to one percent (1%) of any publicly traded equity securities of any entity which competes with the Company or any of its Affiliates provided such ownership is for investment purposes only. As used in this Section 11, the term OCompetitorO shall include any corporation, partnership, sole proprietorship, joint venture, limited liability company, association or other business organization (x)Ethat offers at any time during the Restrictive Period any product or product category offered at any time during the
     Restrictive Period by the Company and which product or product category of the Company exceeds 10% of the gross revenues or 10% of the pre-tax earnings of the Company on a consolidated basis during the most recent fiscal year of the Company ending prior to the Date of Termination or during any other fiscal year of the Company ending during the Restrictive Period, and (y) that conducts business in any location within the United States of America. As used in this Section 11, the term OAffiliatesO shall include any entity in which the Company, or any entity which owns, directly or indirectly, a majority ownership interest in the Company, owns, directly or indirectly, at least a majority interest.

        11.2. The Executive agrees that all customer, supplier and distributor lists, financial data, computer software programs, source codes, plans, contracts, agreements, literature, manuals, catalogs, brochures, books, records, maps, correspondence and other materials furnished to the Executive by the Company, or any of its Affiliates, or secured through the efforts of the Executive, relating to the business conducted by the Company or any of its
     Affiliates, are and shall remain the property of the Company, and/or its Affiliates, and the Executive agrees to deliver all such materials, including all copies thereof, to the Company upon the termination of the ExecutiveOs employment hereunder, or at any other time at the CompanyOs request.

        11.3. The Executive agrees that the Executive will not at any time during or after the ExecutiveOs employment with the Company reveal, divulge or make known to any person, firm or corporation any trade secrets or confidential business information relating to the business of the Company or any of its Affiliates, and will retain all such knowledge and information in trust in a fiduciary capacity for the sole benefit of the Company, its Affiliates and their respective successors and assigns.

        11.4. In the event that any court shall finally hold that the time or territory or any other provision of this
     Section 11 constitutes an unreasonable restriction against the Executive, the Executive agrees that the provisions hereof shall not be rendered void but shall apply as to such time, territory and other extent as such court may judicially determine or indicate constitutes a reasonable restriction under the circumstances involved. The Company and the Executive each request that any such court which holds that any of the provisions of this Section 11 constitutes an unreasonable restriction against the Executive make a determination of what would constitute a reasonable restriction under the circumstances involved and to reform this Agreement accordingly.

        11.5. Except as expressly provided in any other written agreement between the Company and the Executive, the provisions of this Section 11 shall survive the termination of the term of this Agreement and the termination of the ExecutiveOs employment with the Company and shall run to and inure to the benefit of the Company, its Affiliates and their respective successors and assigns.

    12.   General.

       12.1. This Agreement supersedes all prior agreements and understandings between the Executive and the Company or any of its Affiliates or their respective directors, officers, shareholders, employees, attorneys, agents or representatives, and constitutes the entire Agreement between the parties, respecting the subject matter hereof and there are no representations, warranties or commitments other than those expressed herein.

        12.2. The Executive represents and warrants to the Company that the Executive is not a party to or bound by, and the employment of the Executive by the Company or the ExecutiveOs disclosure of any information to the Company or its utilization of such information will not violate or breach any, employment, retainer, consulting, license, non-competition, non-disclosure, trade secrets or other agreement or understanding between the Executive and any other person, partnership, corporation, joint venture, association or other entity.

        12.3. No modification or amendment of, or waiver under, this Agreement shall be valid unless in writing and signed by the Executive and an officer of the Company pursuant to express authority granted by the Board of Directors of the Company.

        12.4. The Executive agrees to indemnify the Company and its Affiliates against, and to hold the Company and its Affiliates harmless from, any and all claims, lawsuits, losses, damages, expenses, costs and liabilities, including, without limitation, court costs and attorneysO fees, which the Company or any of its Affiliates may sustain as a result of, or in connection with, either directly or indirectly, the ExecutiveOs breach or violation of any of the provisions of this Agreement; provided, however, that the Executive shall not be liable to the Company for any lost profits of the Company resulting from any such breaches or violations which are primarily based upon or related to the poor performance of any of the duties of the Executive described in Section 4 hereof and which do not involve any intentional misconduct or malfeasance on the part of the Executive.

        12.5. The Company agrees to indemnify the Executive against, and to hold the Executive harmless from, any and all claims, lawsuits, losses, damages, expenses, costs and liabilities, including, without limitation, court costs and attorneysO fees, which the Executive may sustain as a result of, or in connection with, either directly or indirectly, the CompanyOs breach or violation of any of the provisions of this Agreement.

        12.6. The Executive hereby agrees that in the event of the violation by the Executive of any of the provisions of this Agreement, the Company will be entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such violation or to enforce the specific performance of this Agreement by the Executive or to enjoin the Executive from engaging in any activity in violation hereof.

        12.7. The waiver by the Company or the Executive of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.

        12.8. Each notice, request, demand, approval or other communication which may be or is required to be given under this Agreement shall be in writing and shall be deemed to have been properly given when delivered personally at the address set forth below for the intended party during normal business hours at such address, when sent by facsimile or other electronic transmission to the respective facsimile transmission numbers of the parties set forth below with telephone confirmation of receipt, or when sent by recognized overnight courier or by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to the Company:

               Littelfuse, Inc.
               800 E. Northwest Highway
               Des Plaines, Illinois  60016
               Attention:     The Directors of the Company
                           (other than the Executive)
               Facsimile:     (847) 824-3865
               Confirm:  (847) 391-0304

               If to the Executive:

               Howard B. Witt
               93-A Bateman Road
               Barrington Hills, Illinois  60010
               Facsimile:     _________________
               Confirm:  (847) 382-5821

     Notices shall be given to such other addressee or address, or both, or by way of such other facsimile transmission number, as a particular party may from time to time designate by written notice to the other party hereto. Each notice, request, demand, approval or other communication which is sent in accordance with this Section shall be deemed delivered, given and received for all purposes of this Agreement as of three business days after the date of deposit thereof for mailing in a duly constituted United States post office or branch thereof, one business day after deposit with a recognized overnight courier service or upon confirmation of receipt of any facsimile transmission. Notice given to a party hereto by any other method shall only be deemed to be delivered, given and received when actually received in writing by such party.

        12.9. The Company agrees to reimburse the Executive for up to $5,000 for any reasonable attorneysO fees or other expenses incurred by the Executive in connection with the negotiation, preparation and review of this Agreement.

       12.10. This Agreement shall inure to the benefit of and be binding upon the Company and the Executive and their respective heirs, personal representatives, successors and assigns.

       12.11. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

       12.12. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one and the same agreement.

     In Witness Whereof, the parties hereto have executed this Employment Agreement as of the day and year first above written.

Littelfuse, Inc.                        Executive:



By______________________________
__________________________________
Its______________________________       Howard B. Witt